UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2015

Date of Report (Date of earliest event reported)

North America Frac Sand, Inc.

(f/k/a Xterra Building Systems, Inc.)

(Exact Name of Registrant as Specified in Charter)

FLORIDA	000-54757	20-8926549
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 917, 1811 – 4th Street SW

Calgary AB T2S 1W2

(Address of Principal Executive Offices) (Zip Code)

(587) 896-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Items ITEM 8.01. Other Items

Effective August 14, 2015, the trading symbol for North America Frac Sand, Inc. (the “Company”) was changed to NAFS. The SIC Industry Classification was changed to 1446 – Industrial Sand.  The new address for the Company is Suite 917, 1811 – 4th Street SW, Calgary AB T2S 1W2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

North America Frac Sand, Inc.

Dated: August 24, 2015	/s/ David Alexander
David Alexander
Principal Executive Officer, Principal Accounting Officer,
Chief Financial Officer, Secretary